DBX ETF TRUST

db-X MSCI Emerging Markets Currency-Hedged Equity Fund

db-X MSCI EAFE Currency-Hedged Equity Fund

db-X MSCI Brazil Currency-Hedged Equity Fund

db-X MSCI Canada Currency-Hedged Equity Fund

db-X MSCI Japan Currency-Hedged Equity Fund

(each, a “Fund”)

Supplement dated December 15, 2011 to the currently effective

Prospectus dated May 12, 2011,

and all supplements thereto

1.	The first sentence of the fifth paragraph of the section titled “Principal Investment Strategies” in the Summary section for the db-X MSCI Japan Currency-Hedged Equity Fund is hereby deleted and replaced with the following:

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers from Japan and in instruments designed to hedge the Fund’s exposure to Japanese yen.

2.	The section titled “Payments to Intermediaries” is hereby deleted and replaced with the following:

Payments to Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services relating to the Funds and certain other funds advised by the Adviser or its affiliates. Such payments, which may be significant to the intermediary, are not made by a Fund. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Funds and certain other funds advised by the Adviser or its affiliates. Payments of this type are sometimes referred to as revenue sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend a Fund or other funds advised by the Adviser or its affiliates. More information regarding these payments is contained in the Funds’ SAI.

Please Retain This Supplement For Future Reference.

DBXSUP121511

DBX ETF TRUST

db-X MSCI Emerging Markets Currency-Hedged Equity Fund

db-X MSCI EAFE Currency-Hedged Equity Fund

db-X MSCI Brazil Currency-Hedged Equity Fund

db-X MSCI Canada Currency-Hedged Equity Fund

db-X MSCI Japan Currency-Hedged Equity Fund

(each, a “Fund”)

Supplement dated December 15, 2011 to the currently effective

Statement of Additional Information dated May 12, 2011,

and all supplements thereto

The section titled “Financial Intermediary Compensation” is hereby deleted and replaced with the following.

Financial Intermediary Compensation

The Adviser and/or its subsidiaries or affiliates (“db-X Entities”) may pay certain broker-dealers and other financial intermediaries (“Intermediaries”) for certain marketing activities related to the Fund or other funds advised by the Adviser or its affiliates (“db-X Funds”) (with such payments being “Payments”). Any Payments made by db-X Entities will be made from their own assets and not from the assets of a Fund. Although a portion of db-X Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other db-X Funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other db-X Funds. db-X Entities may make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”). db-X Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with a Fund or materials relating to other db-X Funds or exchange-traded funds in general (“Publishing Costs”). In addition, db-X Entities may make Payments to Intermediaries that make shares of the Funds and certain other db-X Funds available to their clients or for otherwise promoting the Funds and other db-X Funds. Payments of this type are sometimes referred to as revenue-sharing payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other db-X Funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

As of December 15, 2011, db-X Entities had arrangements to make Payments to ABAX Brokerage Services, LLC (“ABAX”) and E*Trade Financial Corporation (“E*Trade”). Pursuant to db-X Entities’ arrangement with ABAX, ABAX has agreed to conduct and participate in various marketing activities and presentations concerning the Funds with prospective clients (including, without limitation, registered investment advisers, analysts, financial institutions, institutional investors (e.g., pension funds, endowments), wirehouses and other professional investors). db-X Entities thus may make Payments to ABAX in respect of Education Costs as well as for the other services provided by ABAX.

Pursuant to the db-X Entities’ arrangement with E*Trade, E*Trade has agreed to promote the Funds to E*Trade’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain Funds online (the “Co-Branded Marketing Program”). db-X Entities have agreed to facilitate the Co-Branded Marketing Program by making Payments to E*Trade during the term of the agreement based on a certain percentage of the assets of the Funds held in the accounts of E*Trade’s customers.

db-X Entities may determine to make Payments based on any number of metrics. For example, db-X Entities may make Payments at year end or other intervals in a fixed amount, based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more db-X Funds in a year or other period, any of which arrangements may include an agreed upon minimum or maximum payment, or any combination of the foregoing. Any payments made by the db-X Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds or other db-X Funds.

Please Retain This Supplement For Future Reference.